Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Stuart D. Bilton, Chief Executive Officer of Aston Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 7/1/13	/s/ Stuart D. Bilton
Stuart D. Bilton, Chief Executive Officer (principal executive officer)

I, Laura M. Curylo, Treasurer and Chief Financial Officer of Aston Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 7/1/13	/s/ Laura M. Curylo
Laura M. Curylo, Treasurer and Chief Financial Officer (principal financial officer)